UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  August 28, 2017

ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 100
Houston, Texas 77042-2855
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2017, Ms. Jamey S. Seely, Executive Vice President, General Counsel and Corporate Secretary, tendered her resignation from the Company. Ms. Seely has accepted a senior executive position at another company, but will continue to work with ION Geophysical Corporation (the "Company") to ensure a seamless transition following her departure on September 14, 2017.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2017	ION GEOPHYSICAL CORPORATION
	By:	/s/ Steven Bate
Executive Vice President and Chief Financial Officer